SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------
                               Amendment No. 1 to
                                    Form 8-K
                                       on
                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) November 7, 2000
                                                         ----------------


                          WINSTAR COMMUNICATIONS, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                    1-10726                  13-3585278
----------------------------      --------------         -------------------
(State or Other Jurisdiction       (Commission             (IRS Employer
    of Incorporation)              File Number)           Identification No.)



685 Third Avenue, New York, New York                       10017
-------------------------------------                  ------------
(Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code    (212) 792-9800
                                                      --------------



                                 Not Applicable
           ----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         This amendment to the Report on Form 8-K is being filed to file the required exhibits related to the securities purchase reported upon.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits

             4.1 Purchase Agreement, dated as of November 7, 2000, among the Company, WCC and the Purchasers (without exhibits)

             4.2 Form of Certificate of Designations, Preferences and Rights of Series H Senior Cumulative Participating Convertible Preferred Stock

             4.3 Form of Amended and Restated Shareholders Agreement to be entered into with the Company by Credit Suisse First Boston Equity Partners, L.P. and its affiliated co-investment partners

             4.4 Form of Amended and Restated Shareholders Agreement to be entered into with the Company by Welsh, Carson, Anderson & Stowe VIII, L.P. and its affiliated co-investment partners

             4.5 Form of Amended and Restated Shareholders Agreement to be entered into with the Company by Microsoft

             4.6 Form of Shareholders Agreement to be entered into with the Company by CPQ Holdings, Inc.

             4.7  Form of the Warrants

             99.1 Press Release, dated November 7, 2000


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



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 to the report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 16, 2000


                                          WINSTAR COMMUNICATIONS, INC.



                                          By: /s/Kenneth J. Zinghini
                                              ----------------------------
                                                 Kenneth J. Zinghini
                                                 Senior Vice President


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



                                  EXHIBIT INDEX

         The following exhibits are filed as part of this report:

Exhibit  Document

4.1 Purchase Agreement, dated as of November 7, 2000, among the Company, WCC and the Purchasers (without exhibits)

4.2 Form of Certificate of Designations, Preferences and Rights of Series H Senior Cumulative Participating Convertible Preferred Stock

4.3 Form of Amended and Restated Shareholders Agreement to be entered into with the Company by Credit Suisse First Boston Equity Partners, L.P. and its affiliated co-investment partners

4.4 Form of Amended and Restated Shareholders Agreement to be entered into with the Company by Welsh, Carson, Anderson & Stowe VIII, L.P. and its affiliated co-investment partners

4.5 Form of Amended and Restated Shareholders Agreement to be entered into with the Company by Microsoft

4.6 Form of Shareholders Agreement to be entered into with the Company by CPQ Holdings, Inc.


4.7       Form of the Warrants

99.1      Press Release, dated November 7, 2000

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